Exhibit 10.1

                           MINING CLAIM SALE AGREEMENT

THIS AGREEMENT made as of June 06, 2013;

BETWEEN:

         LITHIUM CORPORATION, a company incorporated under the laws of Nevada with an office at 5976 Lingering Breeze Street, Las Vegas, Nevada 89148 USA;

         ("Purchaser")

AND:

         HERB HYDER, an individual having a residential address at 146 Front Street Skidegate, British Columbia, Canada V0T 1S0;

         (the "Vendor").

                                   BACKGROUND

A. The Vendor is the owner of record and the beneficial owner of the Claim that is included in the Property as described in Schedule A hereto; and

B. Purchaser desires to acquire 100% of the interest of the Vendor in and to the Property and the Vendor is willing to vend the Property to Purchaser upon and subject to the terms and conditions hereinafter set forth.

                               TERMS OF AGREEMENT

IN CONSIDERATION of the mutual agreements herein contained and of other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties agree with one another as follows:

1 DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS: Whenever used in this Agreement, the following words and terms will have the respective meanings ascribed to them below:

     (a) "Affiliate" has the meaning set out in the BUSINESS CORPORATIONS ACT (British Columbia).

     (b) "Agreement" means this agreement, including the recitals and the Schedules all as amended, supplemented or restated from time to time.
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     (c)  "Approval  Date" means the date which is the first  Business Day after the date that the Board of Directors issues its written acceptance of this Agreement and the transaction contemplated thereby.

     (d) "Business Day" means a day other than a Saturday, Sunday or statutory holiday in either British Columbia, or Nevada.

     (e) "Claims" means the claim located in the Sugar Lake area of the province of British Columbia and known as the BC Sugar Property, as set out in Schedule A to this Agreement.

     (f) "Encumbrances" means security interests, liens, royalties, charges, mortgages, pledges and encumbrances of any nature or kind whatsoever, whether written or oral, or direct or indirect.

     (g) "Environmental Claims" mean any and all administrative, regulatory or judicial actions, suits, demands, claims, liens, notices of non-compliance or violation, investigations or proceedings rating in any way to any Environmental Law or any permit issued under any such Environmental Law, including, without limitation:

          (i) any and all claims by Government or Regulatory Authority for enforcement, clean-up, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law; and

          (ii) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive or other relief resulting from hazardous materials, including any release thereof, or arising from alleged injury or threat of injury to human health or safety (arising from environmental matters) or the environment.

     (h) "Environmental Law" means all requirements of the common law, civil code or of environmental, health or safety statutes, regulations, rules, ordinances, policies, orders, approvals, notices, licenses, permits or directives of any federal, territorial, provincial or local judicial, regulatory or administrative agency, board or governmental authority including, but not limited to those relating to (i) noise,
          (ii) pollution or protection of the air, surface water, ground water or land, (iii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, (iv) exposure to hazardous or toxic substances, or (v) the closure, decommissioning, dismantling or abandonment of any facilities, mines or workings and the reclamation or restoration of lands.

     (i)  "Exchange" means the OTC Exchange.

     (j)  "Government  or  Regulatory  Authority"  means  any  federal,   state,
          provincial, regional, municipal or other government, governmental department, regulatory authority, commission, board, bureau, agency or instrumentality that has lawful authority to regulate or administer or govern the business or property or affairs of any person, and for the
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          purposes of this  Agreement  also  includes any  corporation  or other entity owned or controlled by any of the foregoing and any stock exchange on which shares of a Party are listed for trading.

     (k) "Parties" means the parties to this Agreement and their respective successors and permitted assigns which become parties pursuant to this Agreement and "Party" means any one of the Parties.

     (l)  "Permitted Encumbrance" means

          (i) easements, rights of way, servitudes or other similar rights in land including, without limiting the generality of the foregoing, rights of way and servitudes for railways, sewers, drains, gas and oil pipelines, gas and water mains, electrical light, power, telephone, telegraph or cable television conduits, poles, wires and cables;

          (ii) the right reserved to or vested in any government or other public authority by the terms of any or by any statutory provision, to terminate, revoke or forfeit any of the lease or mining claims or to require annual or other periodic payments as a condition of the continuance thereof;

          (iii)rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Property in any manner, and all applicable laws, rules and orders of any governmental authority; and

          (iv) the reservations, limitations, provisos and conditions in any original grants from the Crown on the Property or interests therein and statutory exceptions to title.

     (m) "Property" means the property subject to the Claims, including any renewals, extensions or replacements thereof, together with any other Mining Rights Contracts held or applied for in connection therewith together with all other rights and mineral interests appurtenant or incidental thereto, including where the context permits or requires all information in respect thereto resulting from Mining Operations pursuant to this Agreement.

     (n) "Shares" means the common shares in the capital of Lithium Corp as constituted as at the date hereof to be issued to the Vendor pursuant to Section 3.1 hereof.

1.2 HEADINGS. The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.
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1.3 LEGISLATION.  Any reference to a provision in any legislation is a reference to that provision as now enacted, and as amended, re-enacted or replaced from time to time, and in the event of such amendment, re-enactment or replacement any reference to that provision shall be read as referring to such amended, re-enacted or replaced provision.

1.4 EXTENDED MEANINGS. In this Agreement words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.5 CURRENCY. All references to currency herein are to lawful money of Canada.

1.6 SCHEDULES. The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof:

Schedule A - Description of Property and Area of Interest.

2 REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF THE VENDOR. The Vendor represents and warrants to Purchaser that:

     (a) the Vendor is resident at the address set forth beside his name on the first page of this Agreement;

     (b) the Vendor has good and sufficient power, authority and right to enter into and deliver this Agreement and to option and transfer his legal and beneficial interest in the Property to Purchaser free and clear of all Encumbrances and rights of others, other than Permitted Encumbrances;

     (c) there is no contract, option or any other right of another binding upon or which at any time in the future may become binding upon the Vendor to option, sell, transfer, assign, pledge, charge, mortgage, explore or in any other way option, dispose of or encumber all or part of the Property or any portion thereof or interest therein other than pursuant to the provisions of this Agreement;

     (d) neither the entering into nor the delivery of this Agreement nor the completion of the transactions contemplated hereby by the Vendor will result in the violation of any agreement or other instrument to which the Vendor is party or by which the Vendor is bound, or any applicable law, rule or regulation;

     (e) the Vendor has been independently advised as to the restrictions on his ability to transfer or resell the Shares and, in particular, that the Shares are subject to a hold period in accordance with applicable securities laws and that the certificates representing the Shares shall bear legends denoting such resale restrictions; and
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                                      -5-


     (f) the Purchaser is a non-resident for the purposes of Section 116 of the INCOME TAX ACT (Canada).

     (g) the Vendor is not party to or bound by any contract or commitment to pay any royalty, fee or land payment with respect to the Property or any portion thereof or interest therein;

     (h) the Vendor is the legal and beneficial owner of 100% of the right, title and working interest in and to the Property as set out in Schedule A and except for the Permitted Encumbrances, the Property (including all ores, concentrates, minerals, metals or products in, on or under the Property or which may be removed or extricated therefrom) is free and clear of any and all Encumbrances and is not subject to any right, claim or interest of any other person;

     (i) the Property is properly and accurately described in Schedule A hereto and (i) has been duly and properly staked and recorded in accordance with laws in effect in the jurisdiction in which the Property is located; and (ii) is in good standing under the laws of the jurisdiction in which the Property is located up to and including at least the expiry dates set forth in Schedule A;

     (j) the conditions on and relating to the Property respecting all past and current operations thereon are in compliance with all applicable federal, provincial and municipal laws including all Environmental Laws, and the Vendor has not received from any Government or Regulatory Authority any notice of, or communication relating to, any actual or alleged Environmental Claims, and there are no outstanding work orders or actions required to be taken relating to environmental matters respecting the Property or any operators carried out thereon;

     (k) there are no actions, suits or proceedings pending or threatened against or adversely affecting, or which could adversely affect, the Property or any portion thereof or interest therein or before or by and federal, provincial, municipal or other governmental court or Government or Regulatory Authority whether or not insured, and which might involve the possibility of any judgment or liability affecting the Property or any portion thereof or interest therein or lien, charge or encumbrance thereon;

2.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Vendor that:

     (a) Purchaser is a corporation duly incorporated, organized and subsisting under the laws of Nevada with the corporate power to own its assets and to carry on its business in the jurisdiction in which the Property is located;

     (b)  Purchaser  has all  necessary  power and  authority to enter into this
          Agreement  and  any   agreement  or  instrument   referred  to  in  or
          contemplated by this Agreement and to do all such acts and things as are required to be done, observed or performed by it, in accordance with the terms of this Agreement and any agreement or instrument referred to in or contemplated by this Agreement;
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     (c)  neither the entering  into nor the delivery of this  Agreement nor the completion of the transactions contemplated hereby by Purchaser will result in the violation of any agreement or other instrument to which Purchaser is a party or by which Purchaser is bound, or any applicable law, rule or regulation;

     (d) Purchaser is a reporting issuer, as such term is defined in the applicable securities legislation, in the United States of America and is not in default of filing financial statements required by such applicable securities legislation or paying prescribed fees and charges related thereto; and

     (e) the Shares to be issued and delivered to the Vendor hereunder will have been validly created and authorized for issuance and when so issued and delivered shall be duly and validly issued as fully paid and non-assessable Shares.

2.3 ACKNOWLEDGEMENT OF THE VENDOR. As the issuance of the Shares to the Vendor is being completed pursuant to exemptions from the requirements to provide the Vendor with a prospectus and to sell the securities issuable pursuant to this Agreement through a person registered to sell securities under applicable securities legislation, the Vendor acknowledges that:

     (a) certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of rescission or damages, shall not be available to the Vendor and the Vendor may not receive information that the Vendor would be entitled to under applicable securities legislation if no prospectus exemption was available;

     (b) Purchaser is relieved of certain obligations which would otherwise apply under applicable securities legislation;

     (c)  various  filings  must  be  completed  and  disclosures  made  to  the
          securities   regulatory   authorities  having  jurisdiction  over  the
          securities of Purchaser and to the Exchange;

     (d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares to be issued herein; and

     (e) there is no government or other insurance covering the Shares to be issued herein.

2.4 RELIANCE AND SURVIVAL. The representations, warranties and acknowledgements set out in this Section 2 have been relied on by the Parties in entering into this Agreement. All representations and warranties made herein will survive the delivery of this Agreement to the Parties and the completion of the transactions contemplated hereby and, notwithstanding such completion, will continue in full force and effect for the benefit of the Vendor or Purchaser, as the case may be, indefinitely.

3 SALE OF PROPERTY

3.1 SALE OF PROPERTY. Effective as at the 06th of June, 2013, the Vendor hereby sells and transfers title to the property to Purchaser in exchange for 250,000 common shares of Lithium Corporation.

4 APPROVAL

4.1 This Agreement and the transactions contemplated hereunder shall be subject to the filing with and acceptance by the Exchange and any other regulatory authority having jurisdiction over the securities of Lithium Corporation. If such acceptance by the Exchange is not obtained within 60 Business Days of the date of this Agreement, the Vendor may request the agreement be reversed, and all claims acquired by the Purchaser within the Area of Interest be assigned to him.

5 AREA OF INTEREST

5.1 An Area of Interest is hereby created that comprises those lands included in the Property and within two kilometres of the outermost boundary of the Property. Either the Vendor or Purchaser may stake or locate a claim within the Area of Interest. If the Vendor stakes or locates such a claim, he shall deliver notice to Purchaser within 30 days of such staking or locating, stating the position of such claim, the reason for staking or locating such claim and the costs of staking or locating such claim. The Purchaser will have a further 30 days to elect to acquire such claim or claims by paying to the Vendor the costs associated with online acquisition.

6 PUBLIC ANNOUNCEMENTS

6.1 The Vendor shall not, without the prior consent of Purchaser, make any disclosure regarding the existence, purpose, scope, content, terms or conditions of this Agreement or other agreements relating thereto save to the extent such disclosure comprises information already publicly available or unless it is necessary for the Vendor to make such disclosure in order to comply with a statutory obligation or the requirements of a competent government or statutory agency; provided that, where practicable, a copy of any proposed announcement or statement shall be furnished to Vendor in advance of the proposed date of publication.

7 GENERAL PROVISIONS

7.1 ENTIRE AGREEMENT. This Agreement, including all the Schedules hereto, together with the agreements and other documents to be delivered pursuant hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements among the Parties in connection with the subject matter hereof except as specifically set forth herein and therein.

7.2 WAIVER. The failure of a Party in any one or more instances to insist upon strict performance of any of the terms of this Agreement or to exercise any right or privilege arising under it shall not preclude it from requiring by reasonable notice that any other party duly perform its obligations or preclude it from exercising such a right or privilege under reasonable circumstances, nor shall waiver in any one instance of a breach be construed as an amendment of this Agreement or waiver of any later breach.

7.3 FURTHER ASSURANCES. Each Party shall, from time to time at the request of the other Party and without further consideration, execute and deliver all such other additional assignments, transfers, instruments, notices, releases and other documents and shall do all such other acts and things as may be necessary
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                                      -8-


or desirable to assure more fully the consummation of the transactions contemplated hereby.

7.4 TIME. Time shall be of the essence of this Agreement.

7.5 AMENDMENT. This Agreement may be amended or varied only by agreement in writing signed by each of the Parties. Unless the context otherwise so requires, a reference to this Agreement shall include a reference to this Agreement as amended or varied from time to time.

7.6 SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

7.7 GOVERNING LAW AND ATTORNMENT. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the Parties hereby irrevocably attorn to the jurisdiction of the Courts of the Province of British Columbia. For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of British Columbia and the courts of the Province of British Columbia shall have exclusive jurisdiction to entertain any action arising under this Agreement.



                THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK
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7.8  COUNTERPARTS.  This  Agreement  may be executed by facsimile and in as many counterparts as are necessary and shall be binding on each Party when each Party has signed and delivered one such counterpart. When a counterpart of this Agreement has been executed by each Party, all counterparts together shall constitute one agreement.

IN WITNESS WHEREOF this Agreement has been duly executed by the respective parties hereto effective as of the date first above written.

LITHIUM CORPORATION


By: /s/ Tom Lewis
   --------------------------------
   Tom Lewis - President



/s/ Herb Hyder
   --------------------------------
   Herb Hyder

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                                   SCHEDULE A

                  DESCRIPTION OF PROPERTY AND AREA OF INTEREST

The Property is comprised of the following mineral properties and interests:

Tenure     Claim                    Tenure     Tenure                                                 Area
Number     Name       Owner          Type     Sub Type     Issue Date     Good To Date     Status     (ha)
------     ----       -----          ----     --------     ----------     ------------     ------     ----
1019890   GRICH    HYDER, HERB     Mineral      Claim      2013/May/29    2014/May/29       GOOD     20.57
                   MOSS 100%